                                                                 EXHIBIT 10.66

                              LEASE SUPPLEMENT


     THIS LEASE SUPPLEMENT is dated April 23, 1993 (this "Lease Supplement") between WILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware, not in its individual capacity but solely in its capacity as Owner Trustee ("Lessor") under that certain Trust Agreement, dated as of December 28, 1990, for the benefit of GATX Capital Corporation, a corporation organized under the laws of the State of Delaware, and WORLD AIRWAYS, INC., a corporation organized under the laws of the State of Delaware ("Lessee").

                                  RECITALS

     Lessor and Lessee have heretofore entered into a certain Aircraft Lease Agreement, dated as of January 15, 1993 (the "Lease"), which provides for the execution and delivery of a Lease Supplement in substantially the form hereof for the purpose of leasing the Items of Equipment in accordance with the terms thereof.

     NOW, THEREFORE, in consideration of the premises, and pursuant to Article 2 of the Lease, Lessor and Lessee hereby agree as follows:

     1.   Definitions. Unless otherwise defined herein, all capitalized terms
          -----------
used herein shall have the respective meanings given them in the Lease.

     2.   Delivery and Acceptance. Lessor hereby delivers and leases to
          -----------------------
Lessee, and Lessee hereby accepts and leases from Lessor under the Lease, as hereby supplemented, the Items of Equipment as follows:

     Aircraft:   One McDonnell Douglas MD-11 aircraft consisting of the
following:

            (i)  Airframe:  Registration Number N489GX;
                            Manufacturer's Serial No. 48458.

     Total Time: 2750:31    Total Cycles: 3135

           (ii)  Engines:   Three PW4462 turbofan engines (each of which Engines
     has 750 or more rated takeoff horsepower or the equivalent thereof), installed on said Airframe, bearing, respectively, Manufacturer's Serial
     Nos.:

================================================================================
Engine      Manufacturer's    Total       Total        Time Since   Cycles
Number      Serial Number     Time        Cycles       Repair       Since
                              Since New   Since New                 Repair
- --------------------------------------------------------------------------------
  #3        P723811           177:15      114          177:15       114
  #2        P723802           2307:21     3338         924:21       818
  #1        P724032           50:16       12           50:16        12
================================================================================

     (iii)  Auxiliary Power Unit:

===============================================================================
Make     Manufacturer's  Total     Total     Time     Cycles     Time to
and      Serial Number   Time      Cycles    Since    Since      Scheduled
Model                    Since New Since New Overhaul Overhaul   Removal
===============================================================================
TFCF
700-911   P10bc          1,010       N/A      N/A        N/A         N/A
===============================================================================

     Lessee confirms that the Items of Equipment have been examined by its duly appointed and authorized representatives and the records conform to the information set forth above.

     3.  Aircraft Records. Lessor hereby delivers and Lessee hereby accepts
         ----------------
the manuals, log books, records and other documents relating to the Aircraft described in Appendix A attached herein.

     4.  Lease Equipment. Lessor hereby delivers and Lessee hereby accepts and
         ---------------
agrees to return the additional items of equipment, identified in Appendix B attached hereto, which Lessor is providing in connection with the Aircraft.

     5.  Additional Acceptance Items. Lessor and Lessee hereby agree that all
         ---------------------------
log book Items that are not completed as of the date hereof, and which are identified on the attached Appendix C, shall be completed by Lessee and Lessor shall compensate Lessee for Lessee's direct costs (without administrative overhead or other mark-up) of such completion.

     6.  Fuel. As measured by the dip sticks, the Aircraft had 58,000 lbs. of
         ----
fuel on board at the time of its delivery and acceptance under the Lease.

     7.  Delivery Date. The Delivery Date of the Items of Equipment is the
         -------------
date of this Lease Supplement, and the Items of Equipment are hereby delivered and accepted on such date at 14:30 hours at Mojave, Calif.

     8.  Fly Away Kit. Lessor hereby delivers and Lessee hereby accepts the
         ------------
Fly Away Kit ("FAK") described on Appendix D hereto with the exceptions noted by asterisk (*). World will advise GATX in a timely manner when the missing items are received. The FAK shall remain aboard the Aircraft or shall be completely removed from the Aircraft and properly stored in accordance with the manufacturers' recommendations and the Maintenance Program in a locked container, clearly marked as containing the property of Lessor, at Lessee's facility at 12 McCullough Drive, Suite 1, Southgate Industrial Center, New Castle, Delaware 19720.

     9.   Basic Rent.  Each payment of Basic Rent shall be in the amount of
          ----------
$575,000.00 commencing on the Delivery Date and on the first day of each month thereafter, including any renewal of the Term pursuant to Section 8. If the Delivery Date is not the first day of the month, the amount of Basic Rent payable on the Delivery Date shall be $575,000 multiplied by a fraction the numerator of which is the number of days from and including the Delivery Date to and including the last day of the month in which the Delivery Date occurs and the denominator of which is the number of days in such calendar month.

     10.  Additional Equipment. The equipment specified on Appendix E hereto,
          --------------------
not installed on the Aircraft as of the date hereof, is the property of Lessor and is subject to this Lease. The Appendix E equipment shall either (a) be installed on the Aircraft or (b) be placed in storage by Lessee, clearly identified as the property of Lessor, at Lessee's facility in New Castle (Wilmington), Delaware. The Appendix E equipment shall be reinstalled in the Aircraft at Lessee's expense at the end of the Term.

     11.  Governing Law. This Lease Supplement shall in all respects be
          -------------
governed by, and construed in accordance with, the laws of the State of New
York.

     12.  Counterparts. This Lease Supplement may be executed in any number of
          ------------
counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument.

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement to be duly executed by their authorized officers on the date first above written.

          LESSOR:           WILMINGTON TRUST COMPANY,
                            not in its individual capacity but solely as Owner Trustee under the Trust Agreement dated as of December 28, 1990


                            By:     SIGNATURE ON FILE
                                 --------------------------------------
                            Its:
                                 --------------------------------------

          LESSEE:           WORLD AIRWAYS, INC.


                            By:     /s/
                                 --------------------------------------
                            Its: Sr. Vice Pres. Tech. Svcs.
                                 --------------------------------------

     9.   Basic Rent. Each payment of Basic Rent shall be in the amount of
          ----------
$575,000.00 commencing on the Delivery Date and on the first day of each month thereafter, including any renewal of the Term pursuant to Section 8. If the Delivery Date is not the first day of the month, the amount of Basic Rent payable on the Delivery Date shall be $575,000 multiplied by a fraction the numerator of which is the number of days from and including the Delivery Date to and including the last day of the month in which the Delivery Date occurs and the denominator of which is the number of days in such calendar month.

     10.  Additional Equipment. The equipment specified on Appendix E hereto,
          --------------------
not installed on the Aircraft as of the date hereof, is the property of Lessor and is subject to this Lease. The Appendix E equipment shall either (a) be installed on the Aircraft or (b) be placed in storage by Lessee, clearly identified as the property of Lessor, at Lessee's facility in New Castle (Wilmington), Delaware. The Appendix E equipment shall be reinstalled in the Aircraft at Lessee's expense at the end of the Term.

     11.  Governing Law. This Lease Supplement shall in all respects be
          -------------
governed by, and construed in accordance with, the laws of the State of New
York.

     12.  Counterparts. This Lease Supplement may be executed in any number of
          ------------
counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument.

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement to be duly executed by their authorized officers on the date first above written.

          LESSOR:           WILMINGTON TRUST COMPANY,
                            not in its individual capacity but solely as Owner Trustee under the Trust Agreement dated as of December 28, 1990


                            By:   /s/
                                 ----------------------------------------
                            Its: Senior Trust Officer
                                 ----------------------------------------


          LESSEE:           WORLD AIRWAYS, INC.


                            By:
                                 ----------------------------------------
                            Its:
                                 ----------------------------------------

                                 APPENDIX A

                                     to

                              LEASE SUPPLEMENT

                              AIRCRAFT RECORDS

                            see attached 6 pages

                              APPENDIX A TO THE
                           REDELIVERY CERTIFICATE

                              RECORDS & MANUALS

BOX NO.            CONTENTS                           REV.           COPY NO.
- -------            --------                           ----           --------

1.                 IPC VOL 5,6,7,8                                      1
                   SM VOL 1                             9               1

2.                 IPC VOL 3,4,5,6
                   FM VOL 2                                            /2

3.                 IPC VOL 8,9,10
                   SM VOL 2                             9               2

4.                 IPC VOL 7,8,9,10                     9               1
                   FM VOL 1,2

5.                 IPC VOL 1,2,3,4                                      1
                   FM VOL 2                                            /3

6.                 IPC VOL 1,2,3,4                                      2

7.                 IPC VOL 1,2,9,10
                   SM VOL 1                             9               3

8.                 IPC VOL 4,5,6,7
                   FM VOL 1                             9              2/

9.                 IPC VOL 5,6,7,8,9

10.                IPC VOL 1,2,3,10
                   FM VOL 2                                            /4

11.                MM VOL 7,8,9,11,12,17,20

12.                MM VOL 1,2,3,4,5,6,10

13.                MM VOL 13,14,15,16,18,19

14.                MM VOL 13,14,15,16,18,19

15.                WDM VOL 8,9,10

16.                WDM VOL 1 THRU 7                     9

17.                WDM VOL 4 THRU 10
                   SM VOL 1                             9               4

BOX NO.            CONTENTS                           REV.           COPY NO.
- -------            --------                           ----           --------
18.                WDM VOL 6,7,8,9,10
                   WDM VOL 1,2,3                      9

19.                WDM VOL 1 THRU 5
                   WDM VOL 8,9,10

20.                WDM VOL 1 THRU 7                   9
                   FM VOL 1,2                         5              -5

21.                (This box number not used)


22.                (This box number not used)

                                                                     /2COPIES
23.                SECTION LIST LEVEL DRAWINGS        9-15-92        1-4
                   SECTION LIST INDEX                 9-15-92         1
                   SECTION LIST DRAWINGS                              5
                   RADIO LICENSE (GATX)                               1

24.                SECTION LIST LEVEL DRAWINGS        9-15-92        5-7
                   ON-BOARD WIRING DIAGRAM BOOK                       2

25.                MM VOL 1 THRU 6, 10

26.                MM VOL 7,8,9,11,12,17,20

27.                MM VOL 12,13,14,15,18,19

28.                MM VOL 1,2,3,4,5,10,17,20

29.                MM VOL 1 THRU 6,10

30.                MM VOL 6 THRU 9,11,16

31.                MM VOL 13 THRU 16,18,19

32.                MM VOL 7,8,9,11,12,17,20

33.                CMM VOL 6 THRU 10                 /1

34.                CMM VOL 1 THRU 5                   1/

35.                CMM VOL 1 THRU 5                   2/

BOX NO.            CONTENTS                           REV.           COPY NO.
- -------            --------                           ----           --------

36.                CMM VOL 6 THRU 10                   /2

37.                CMM VOL 1 THRU 5                     3/

38.                CMM VOL 6 THRU 10                   /3

39.                CMM VOL 1 THRU 5                     4/

40.                CMM VOL 6 THRU 10                   /4

41.                CMM VOL 6 THRU 10                   /5

42.                CMM VOL 1 THRU 5                     5/

43.                TRANSPONDER DATA                     1

43.                MDC REPORT MD K4769                  1
                   INSP. & MAINT. PROGRAM FLT TEST

43.                AIRWORTHINES LIMITATION INSTRUCTION  1

43.                MAS VIDEO & MUX SYSTEM W.D.          1

43.                PACKING SHEETS (DAC)                 4

43.                ENGINE ACCEPTANCE TEST SUMMARY       3 COPIES EACH ENG.

43.                ENGINE HISTORICAL RECORDS            3 COPIES EACH ENGINE

43.                INDUSTRY ITEMS LIST
                     (LIFE LIMITED PARTS LIST)          1 COPY EACH ENG.
                   ENGINE HISTORICAL RECORDS 1, 2, & 3

43.                COMPLIANCE RECORD
                     (SERVICE BULLETIN LIST)            4

43.                AIRCRAFT HISTORICAL RECORDS          1
                     (MEETS REQUIREMENTS OF FORM
                      912 & 337)

43.                FUEL QUANTITY CALIBRATION CARD       3

43.                SAFE-LIFE LIMITED COMPONENTS         4
                     (LANDING GEAR)

43.                AIRWORTHINESS DIRECTIVE STATUS       3

43.                APU LOG BOOK                         1 BOOK

43.                PRODUCTION FLIGHT FUNCTIONAL REPORT  3

BOX NO.            CONTENTS                           REV.           COPY NO.
- -------            --------                           ----           --------

43.                AIRCRAFT FLIGHT LOG                 3

43.                FLIGHT WORK ORDERS                  3

43.                GALLEY WIRING DIAGRAMS              2 SET

43.                UNINCORPORATED SERVICE BULLETIN     3
                   TABULATION

43.                RIGGING ASSEMBLY OUTLINES           1 SET

43.                FLIGHT RECORDER DATA                1 SET

43.                TRANSPONDER DATA                    5

43.A.              WIRING REPRODUCIBLES                               1-5
                   WIRING REPRODUCIBLES INDEX (Not Here)                    1

43.                WEIGHT AND BALANCE MANUAL           2

43.                WEIGHT AND BALANCE SUPPLEMENTAL
                     REPORT (CHAPTER 2)                3

43.                ACTUAL VS. GUARANTEED WEIGHT
                     REPORT                            2

44.                FAULT REPORTING MANUAL              1

44.                1A CK PACKAGE

44.                2A CK PACKAGE

44.                3A CK PACKAGE
44.                WIRING DIAGRAM BOOK                 1

44.                CUSTOMER ITEM SQUAWKS RELATED
                     TO RFD                            1 SET

45.                TRANSIT CHECKS (3 PKGS)

45.                FAA FIT CHECK DEMO.-CARGO COMP'TS  (2 VOLS)

45.                COMPLETED MAINTENANCE CHECK CARDS   1 SET

46.                ENGINE LOG BOOK S/N 723802

46.                AIRCRAFT LOG BOOK

46.                NON ROUTINE WORKCARDS (CAL)

BOX NO.            CONTENTS                           REV.           COPY NO.
- -------            --------                           ----           --------

46.                BELL OVEN CMM (Not Here)                   3 NOV 15/89

46.                CABIN/OPS/MAINT. LOGS

46.                ENGINE RECORD BOOK P723801 (Old removed at Taipai)

46.                FLEET PERFORMANCE MONTHLY REPORT DEC. '92

46.                PACKING SHEET & UPDATE

46.                RELIABILITY CONTROL PROGRAM

46.                BORESCOPE LOGS

46.                AFM                                     14

46.                AIRCRAFT MAIN. PROGRAM

46.                ENGINE RECORDS 723802 & 723801

46.                3 WIRING DIAGRAM HOOK UP CHART REV.   INIT

46.                3 WIRING DIAGRAM WIRELIST REV.        INIT

46.                ENGINE 723811 (NEW #3) TREND MONITORING DATA

46.                AIRSHOW INSTRUCTION BOOKLET

46.                CAL ENGINE MONITORING LOG

46.                CAL DEFERRED ITEMS RECORD

46.                CAL DAILY/WEEKLY CHECKS

46.                P&W SI 7F-93 INCORP. RECORD

47.                WIRING DIAGRAM BOOK 3-10

48.                WIRING DIAGRAM BOOK 1,2
                   IPC BOOK 1-4

49A.               IPC 4-10

49B.               MM BOOK 1-6,10
                   SCHEMATICS BOOK 1/1

BOX NO.                 CONTENTS                           REV.      COPY NO.
- -------                 --------                           ----      --------

49C.                    MM BOOK 12,13,14,17
                        FAULT ISOLATION MANUAL BOOK 2

49D.                    MM BOOK 7,8,9,11
                        FAULT ISOLATION BOOK 1

49E.                    MM BOOK 15,16,18,19,20

50.                     PRATT & WHITNEY FAA FORM 337
                        S/N P724032 (1 ENG.)
                        S/N P723802 (2 ENG.) 3/16/93
                        S/N P724032 (3 ENG.)
                        MOD STATUS/BORESCOPE

50.                     AEROTEST WEIGHING 4/19/93

50.                     GARRETT A.P.U. BORESCOPE 3/25/93

50.                     AEROTEST POWER ASSURANCE RUN DATA 4/19/93

50.                     DACO INSTALLATION OF SLIDE RAFTS SERVICECABLE PARTS
                        TAGS INFO.

50.                     MAINTENANCE MANUAL                   9         15
                        One set of 7 tapes only
                        The N288 w A 4-22-93

50.                     IPC (one set of 3 tapes ea ok)      30         13
                        WIRING DIAGRAM                      10 1 set   4MF
                        WIRING DIAGRAM-WIRE LIST          INIT         4MF
                        WIRING DIAGRAM-HOOK UP CHARTS     INIT         12
                        FAULT ISOLATION MANUAL               9         15
                        CERTIFICATE OF SANITARY
                           CONSTRUCTION-Not here                  1 ORIGINAL
                                                                  /2 COPIES

                         P&W IPC-1 cart

                       APPENDIX B to LEASE SUPPLEMENT
                           List of Lease Equipment

                                                                                                                        RECEIVED
VENDOR                                       NOMENCLATURE                                   PART #                      QUANTITY
=================================================================================================================================
AIR CRUISERS                                 Life-Veste Crew                                D21244-101                     17
                                             Passenger                                      D21242-101                    410

AIRCRAFT PRODUCTS                            Coffeemaker                                    3510-0044-0                    8
                                             Coffee Warmers                                 453-0001-1                     6
                                             Warming Oven                                   2610-0001-01                   7


AMR COMBS                                    PBE Unit - Puritan                             119003                         7
                                             PRE Stowage Box - Puritan                      119053-01                      7


AVOX                                         Oxygen Mask - (Puritan)                        114015                         15
                                             Oxygen Cylinder - (Scott)                      9700 01A-BT23A                 15


BUDERUG BELL                                 Ovens                                          8701-01-0000                   16
                                             Airflow Insert                                 8201-01-7000                   20
                                             Shelf                                          8200-01-8000                  160


COMPOSITES UNLIMITED                         Weste Container                                907015-1                       3


DREISSEN                                     Standard Units                                 DLH 294                        86
                                             Standard Drawers                               DLH 1675                       110

LERMER                                       Hot Cup                                        HC2-M-1-M                      2


MATSUSHITA                                   Video System                                   MAS-10001901                  Kit
                                             System Control Unit                            RD-AV3005-01                   1
                                             VHS VCR                                        AG-7020                        2
                                             13" CRT Monitor, Fixed                         RD-AV2133                      2
                                             16" CRT Monitor, Fixed                         RD-AV2102                      12
                                             7" LCD Monitor                                 RD-AV7073                      10
                                             7" LCD Power Supply                            RD-AV2908                      10
                                             Video Distr. Unit                              RD-AV4003                      12


MATSUSHITA                                   FAX Entertainment System
                                             "dbx" Entry Music                              RD-AX7002-01                   1
                                             PRAM Main Unit                                 RD-AX7271                      1
                                             PRAM CDU                                       RD-AX7281                      1
                                             Scot Electronic Box                            RD-AX4352-10                  130


MINE SAFETY APPLIANCES                       First Aid Kits                                 460218                         4



                       APPENDIX B to LEASE SUPPLEMENT

                           Use of Loose Equipment

                                                                        RECEIVED
VENDOR                NOMENCLATURE                PART #                QUANTITY
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
PTO                     Triple Seat                   110072-401           27
                        Triple Seat                   110072-402           25
                        Triple Seat                   110072-403            1
                        Triple Seat                   110073-404            1
                        Triple Seat                   110073-405            1
                        Triple Seat                   110073-406            1
                        Triple Seat                   110073-407            1
                        Triple Seat                   110073-408            1
                        Triple Seat                   110073-409            5
                        Triple Seat                   110073-411            1
                        Triple Seat                   110073-412            1
                        Triple Seat                   110073-413            2
                        Triple Seat                   110073-415            2
                        Triple Seat                   110073-417            2
                        Triple Seat                   110073-418            2
                        Triple Seat                   110073-419            2
                        Triple Seat                   110073-420            2
                        Triple Seat                   110073-420            2
                        Triple Seat                   110073-421            1
                        Triple Seat                   110073-422            1
                        Triple Seat                   110073-423            2
                        Triple Seat                   110073-424            2
                        Quad   Seat                   110074-401           26
                        Quad   Seat                   110074-405            3
                        Quad   Seat                   110074-407            2
                        Quad   Seat                   110074-411            1
                        Double Seat                   110075-409            2
                        Double Seat                   110075-410            2
                        Double Seat                   110075-411            1
                        Double Seat                   110075-412            1
                        Double Seat                   110075-413            2
                        Double Seat                   110075-414            2

TELEX                   Communications Headset        64082-000             3
                        Hand-Held Interphone Mikes    63099-003             3
                        Interphone Handsets           63274-011            10

OTHER EMERGENCY EQPT.   Flashlight                                         12
                        Halon                                               7
                        Megaphone                                           2




- --------------------------------------------------------------------------------




                                 APPENDIX C

                                     to

                              LEASE SUPPLEMENT

                         ADDITIONAL ACCEPTANCE ITEMS

                           see attached  1  pages
                                        ---

                                 APPENDIX C
                                     TO
                              LEASE SUPPLEMENT

                         ADDITIONAL ACCEPTANCE ITEMS

1. 20 ea. cargo load latches are missing from the aircraft. The cargo load latches will be provided to World, at no cost, by GATX as soon as practical but in no case later than May 22, 1993.

2. The following serviceable components have been unit exchanged by World with GATX for like unserviceable components:

            =============================================================
                 PART NUMBER          NOMENCLATURE                  QTY
            =============================================================
               1150220-5        CONTROLLER AIR COND.                1
            -------------------------------------------------------------
               0871GD1          ICE SENSOR                          1
            -------------------------------------------------------------
               4059025-904      FUEL SYSTEM COMPUTER                1
            -------------------------------------------------------------
               5D0245-150       CONTROL POWER REMOTE                1
            =============================================================

      This exchange will be at no cost to GATX except that if a requirement for replacement on the same component (by part number) shall occur on any of World's MD-11s while in service, GATX will bear the cost of a loan or exchange. Under no circumstance shall GATX be responsible for the components or their associated costs after the components have been returned to World in a serviceable condition. The removed unserviceable components shall be placed for repair under the control of World who agrees to have them repaired as quickly as possible.

3.    World acknowledges that the entire ship set of seat electronic boxes
      (138) have been purchased and provided by GATX and will be returned to GATX in serviceable condition at the end of the Term.

4. The following conditions exist at delivery, and may at World's option either be repaired or may continue to exist during the term and at redelivery to Lessor:

      a)      #1 right hand flap dented on 2 places on the upper surface.
      b)      Lavatory ash trays missing.
      c)      Lavatory panel door hinge loose.
      d)      #2 engine tailcone firewall seal (P/N AKC7174-503) missing.